UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2018 (May 2, 2018)
Atkore International Group Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37793	90-0631463
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16100 South Lathrop Avenue Harvey, Illinois	60426
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(708) 339-1610

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officer; Compensatory Arrangements of Certain Officers.
On May 2, 2018, the Board of Directors (the “Board”) of Atkore International Group Inc. (the “Company”), upon the recommendation of the Nominating and Governance Committee of the Board, appointed Michael V. Schrock to serve as a director of the Company. Mr. Schrock will serve as a Class II director and hold office until the Company’s 2021 annual meeting of stockholders and until Mr. Schrock’s successor is duly elected and qualified or until Mr. Schrock’s earlier death, incapacity, resignation or removal. The Board determined, after considering all relevant facts and circumstances, that Mr. Schrock is “independent” as defined under New York Stock Exchange listing standards.

Mr. Schrock will receive the director compensation described in the Company’s proxy statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on December 15, 2017 (the “Proxy Statement”), on a prorated basis. The Company also expects to enter into an indemnification agreement with Mr. Schrock. The form of indemnification agreement is an exhibit on the Company’s Form S-1/A filed with the SEC on May 5, 2016, and is described in the Proxy Statement.

There are no arrangements or understandings between Mr. Schrock and any other person pursuant to which Mr. Schrock was selected as a director.

Mr. Schrock will be entitled to participate in the Company’s director compensation plan. Such director compensation plan is described in more detail under “Executive Compensation-Director Compensation” in the Proxy Statement.

The Company’s press release announcing Mr. Schrock’s election is filed herewith as Exhibit 99.1 and is incorporated by reference herein.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of Atkore International Group Inc., dated May 4, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATKORE INTERNATIONAL GROUP INC.

Date: May 4, 2018	By:	/s/ Daniel S. Kelly
Daniel S. Kelly
Vice President, General Counsel and Secretary